UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2020

HILLENBRAND, INC.

(Exact Name of Registrant as Specified in Charter)

Indiana	1-33794	26-1342272
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Batesville Boulevard
Batesville, Indiana	47006
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code:   (812) 934-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, without par value	HI	New York Stock Exchange

Indicate by the check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On March 30, 2020, Milacron LLC, a wholly-owned subsidiary of Hillenbrand, Inc. (“Hillenbrand”), completed the previously announced divestiture of its Cimcool business, comprising the former Fluids Technologies segment of Milacron Holdings Corp. before its acquisition by Hillenbrand (the “Business”), in a single closing.

Hillenbrand expects to use cash proceeds from the sale of the Business primarily for de-leveraging activities.

Additional information regarding Hillenbrand’s divestiture of the Business was previously disclosed in Item 8.01 of Hillenbrand’s Current Report on Form 8-K filed on March 20, 2020.

Item 7.01	Regulation FD Disclosure

On March 30, 2020, Hillenbrand issued a press release announcing the completion of the sale of the Business.

The full text of the press release is attached to this current report on Form 8-K as Exhibit 99.1 and incorporated into this Item 7.01. The information furnished in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any Hillenbrand filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

Throughout this release, we make a number of “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. As the words imply, these are statements about future plans, objectives, beliefs, and expectations that might or might not happen in the future, as contrasted with historical information. Forward-looking statements are based on assumptions that we believe are reasonable, but by their very nature they are subject to a wide range of risks. If our assumptions prove inaccurate or unknown risks and uncertainties materialize, actual results could vary materially from Hillenbrand’s (the “Company”) expectations and projections.

Words that could indicate that we are making forward-looking statements include the following:

intend	believe	plan	expect	may	goal	would
become	pursue	estimate	will	forecast	continue	could
target	encourage	promise	improve	progress	potential	should

This is not an exhaustive list, but is intended to give you an idea of how we try to identify forward-looking statements. The absence of any of these words, however, does not mean that the statement is not forward-looking.

Here is the key point: Forward-looking statements are not guarantees of future performance, and our actual results could differ materially from those set forth in any forward-looking statements. Any number of factors, many of which are beyond our control, could cause our performance to differ significantly from what is described in the forward-looking statements. These factors include, but are not limited to: the outcome of any legal proceedings that may be instituted against the Company, or any companies we may acquire; risks that the integration of Milacron or any other integration, acquisition, or disposition activity disrupts current operations or poses potential difficulties in employee retention or otherwise affects financial or operating results; the ability to recognize the benefits of the acquisition of Milacron or any other acquisition or disposition, including potential synergies and cost savings or the failure of the Company or any acquired company to achieve its plans and objectives generally; global market and economic conditions, including those related to the credit markets; volatility of our investment portfolio; adverse foreign currency fluctuations; involvement in claims, lawsuits and governmental proceedings related to operations; our reliance upon employees, agents, and business partners to comply with laws in many countries and jurisdictions; labor disruptions; the impact of the additional indebtedness that the Company has incurred in connection with the acquisition of Milacron and the ability of the Company to comply with financial or other covenants in its debt agreements or meet its de-leveraging goals; the dependence of our business units on relationships with several large providers; increased costs or unavailability of raw materials or certain outsourced services; continued fluctuations in mortality rates and increased cremations; competition in the industries in which we operate, including from nontraditional sources in the death care industry; our level of international sales and operations; the impact of contagious diseases such as the recent coronavirus outbreak that could result in an extended shutdown or reduction of our operations, substantially reduced sales volumes, or supply constraints; cyclical demand for industrial capital goods; impacts of decreases in demand or changes in technological advances, laws, or regulation on the revenues that we derive from the plastics industry; certain tax-related matters; and changes to legislation, regulation, treaties or government policy, including any resulting from the current political environment. For a more in-depth discussion of these and other factors that could cause actual results to differ from those contained in forward-looking statements, see the discussions under the heading “Risk Factors” in Part I, Item 1A of Hillenbrand’s Form 10-K for the year ended September 30, 2019, filed with the Securities and Exchange Commission (“SEC”) on November 13, 2019, and in Part II, Item 1A of Hillenbrand’s Form 10-Q for the quarter ended December 31, 2019, filed with the Securities and Exchange Commission on February 5, 2020. We assume no obligation to update or revise any forward-looking information.

Item 9.01	Financial Statements and Exhibits.

(b) Pro forma financial information.

Hillenbrand received a waiver from the Securities and Exchange Commission from the requirement to furnish the pro forma financial information otherwise required by Item 9.01(b) with respect to the sale of the Business. Accordingly, that pro forma financial information will not be furnished.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release dated March 30, 2020, issued by Hillenbrand
104	Cover page Interactive Date File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 30, 2020
HILLENBRAND, INC.

	By:	/s/ NICHOLAS R. FARRELL
		Name:	Nicholas R. Farrell
		Title:	Vice President, General Counsel, Secretary and Chief Compliance Officer